                                                                    EXHIBIT 10.7


                                                                  EXECUTION COPY


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of November 1, 2002, which amends the Credit Agreement referenced below, is by and among SONOCO PRODUCTS COMPANY, a South Carolina corporation (the "Borrower"), the several lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Agent").

                               W I T N E S S E T H

         WHEREAS, a $450,000,000 364-day revolving credit facility has been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of July 10, 2002 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Lenders from time to time party thereto (the "Lenders") and the Agent;

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2.       Amendments.

         (a) Section 5.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  5.10     Minimum Book Net Worth.

                           The Borrower shall not permit Book Net Worth to be
                  less than $698,700,000 (which represents approximately 85% of Book Net Worth as of March 31, 2002) as of the last day of any fiscal quarter (commencing with the fiscal quarter ending June 30, 2002); provided, however, (i) such amount shall be increased at the end of each fiscal quarter (commencing with the fiscal quarter ending June 30, 2002) by an amount equal to 25% of the Borrower and its Subsidiaries' net income for the fiscal quarter then ending (computed on a consolidated basis in accordance with GAAP and with no deduction for a net loss in any such fiscal quarter); (ii) such amount shall be decreased Dollar for Dollar by the aggregate cumulative amount of all payments made by the Borrower on and after July 10, 2002 for the redemption, retirement or other repurchase of any shares of the capital stock of the Borrower so long as the Borrower's Long-Term Debt is rated A- or higher by S&P and A3 or higher by Moody's at the time of such payments; and


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                  (iii) for the purpose of calculating Book Net Worth with
                  respect to this Section 5.10, the calculation shall exclude (i.e., there will be added back to Book Net Worth) any year-end non-cash adjustment (on an after-tax basis) to other comprehensive income to reflect any Additional Minimum Liability (as defined below). With respect to clause (ii) of the proviso in the immediately preceding sentence, if, as a result of the payments made by the Borrower for such redemption, retirement or other repurchase of any shares of the capital stock of the Borrower, the rating applicable to the Long-Term Debt of the Borrower is lowered by either S&P or Moody's below the applicable level set forth in the preceding sentence within forty-five (45) days of the last of such payments, then any reduction in the minimum Book Net Worth amount previously made pursuant to clause (ii) of this Section
                  5.10 in connection with such payments shall be reversed. For purposes hereof, "Additional Minimum Liability" means, as of any date, with respect to the Borrower's pension Plans, the sum of the absolute values of (x) the unfunded accumulated benefit obligation existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable, plus (y) the Borrower's prepaid pension asset position existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable.

         (b) New Schedule I to Officer's Compliance Certificate. Schedule I to the Officer's Compliance Certificate attached as part of Schedule 5.1(c) of the Credit Agreement is hereby replaced with the new Schedule I to the Officer's Compliance Certificate attached hereto.

         3. Conditions Precedent. This Amendment shall be effective as of the date first written above upon receipt by the Agent of each of the following in form and substance satisfactory to the Agent:

                  (a) counterparts of this Amendment duly executed by the Borrower, the Agent and the Required Lenders;

                  (b) payment by the Borrower to the Agent of all fees and expenses (including the fees and expenses of the Agent's legal counsel) owing in connection with this Amendment.

         4. Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) the representations and warranties contained in
Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date), and (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

         5. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) shall remain in full force and effect.

         6. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.


                                        2
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         7.       Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

         8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                           SONOCO PRODUCTS COMPANY,
                                    a South Carolina corporation



                                    By:  /s/ Vicki B. Arthur
                                       --------------------------------------
                                    Name:  Vicki B. Arthur
                                    Title: Staff Vice-President and Treasurer


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AGENT:                              BANK OF AMERICA, N.A.,
                                    as Administrative Agent



                                    By:  /s/ Mary Claire Carter
                                       ------------------------
                                    Name:  Mary Claire Carter
                                    Title: Vice President


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LENDERS:                            BANK OF AMERICA, N.A.,
                                    as a Lender and as Swing Line Lender



                                    By:  /s/ Thomas R. Sullivan
                                       ------------------------
                                    Name:  Thomas R. Sullivan
                                    Title: Vice President


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LENDERS:                            BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                    By:  /s/ Lillian Kim
                                       ------------------
                                    Name:  Lillian Kim
                                    Title: Vice President


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LENDERS:                            DEUTSCHE BANK AG NEW YORK BRANCH



                                    By:  /s/ Christian Dallwitz
                                       ------------------------
                                    Name:  Christian Dallwitz
                                    Title: Director



                                    By:  /s/ Michael C. Dietz
                                       ------------------------
                                    Name:  Dr. Michael C. Dietz
                                    Title: Director


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LENDERS:                            SUNTRUST BANK



                                    By:  /s/ David W. Foster
                                       ---------------------
                                    Name:  David W. Foster
                                    Title: Director


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LENDERS:                            WACHOVIA BANK, NATIONAL ASSOCIATION



                                    By:  /s/ Meg Beveridge
                                       -------------------
                                    Name:  Meg Beveridge
                                    Title: Vice President


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LENDERS:                            CITICORP USA, INC



                                    By:  /s/ Hilary Nickerson
                                       ----------------------
                                    Name:  Hilary Nickerson
                                    Title: Vice President


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LENDERS:                            BANK OF MONTREAL



                                    By:  /s/ Shahrokh Z. Shah
                                       ----------------------
                                    Name:  Shahrokh Z. Shah
                                    Title: Vice President


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LENDERS:                            CREDIT SUISSE FIRST BOSTON,
                                    ACTING THROUGH CAYMAN ISLANDS
                                    BRANCH



                                    By:  /s/ James P. Moran
                                       --------------------
                                    Name:  James P. Moran
                                    Title: Director



                                    By:  /s/ Ian W. Nalift
                                       -------------------
                                    Name:  Ian W. Nalift
                                    Title: Associate


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LENDERS:                            BANCO BILBAO VIZCAYA ARGENTARIA S.A.



                                    By:  /s/ Salmatiano Machade
                                       ----------------------------
                                    Name:  Salmatiano Machade
                                    Title: Vice President
                                           Global Corporate Banking



                                    By:  /s/ Miguel A. Lara
                                       ----------------------------
                                    Name:  Miguel A. Lara
                                    Title: Vice President
                                           Global Corporate Banking


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LENDERS:                            JP MORGAN CHASE BANK



                                    By:  /s/ Peter S. Predun
                                       ------------------------
                                    Name:  Peter S. Predun
                                    Title: Vice President
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LENDERS:                            BANK OF NEW YORK



                                    By:  /s/ Ronald R. Reedy
                                       ---------------------
                                    Name:  Ronald R. Reedy
                                    Title: Vice President

LENDERS:                            STATE STREET BANK AND TRUST COMPANY



                                    By:  /s/ Elizabeth F. Ryan-Catalano
                                       --------------------------------
                                    Name:  Elizabeth F. Ryan-Catalano
                                    Title: Assistant Vice President


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                                   Schedule I
                                       to
                        Officer's Compliance Certificate

Fiscal Quarter Ending:  __________, 20___.


A.       Minimum Book Net Worth

         (i)      85% of Book Net Worth as of March 31, 2002                                 $         698,700,000

         (ii)     25% of the Borrower's and its Subsidiaries' net income for each full fiscal quarter (commencing  with the fiscal quarter ending June 30, 2002), computed on a consolidated basis in
                  accordance with GAAP                                                       $____________________

         (iii)    Aggregate cumulative amount of all payments made by the
                  Borrower on and after July 10, 2002 for the redemption,
                  retirement or other repurchase of any shares of the capital stock of the Borrower so long as the Borrower's Long-Term Debt is rated A- or higher by S&P and A3 or higher by Moody's at the time of such payment and for the period ending upon the earlier of forty-five (45) days after such payment or the date
                  of delivery of this certificate                                            $____________________

         (iv)     Line A(i) plus Line A(ii) minus Line A(iii)                                $____________________

B.       Actual Book Net Worth per Section 5.10

         (i)      Book Net Worth as of the last day of such fiscal quarter                   $____________________

         (ii)     Non-cash, tax-adjusted Additional Minimum Liability balance
                  in other comprehensive income                                              $____________________

         (iii)    Line B(i) plus Line B(ii)                                                  $____________________

Minimum Allowed:

As of the last day of the fiscal quarter indicated above, Line B(iii) shall be greater than or equal to Line A(iv). The Borrower is in compliance with the foregoing minimum allowed Book Net Worth: yes ___ no___